UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

ASPEN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-165685	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

720 South Colorado Boulevard, Suite 1150N, Denver, CO 80246
(Address of Principal Executive Office) (Zip Code)

(646) 450-1843
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 28, 2012, Aspen Group, Inc. (the “Company”) increased the authorized shares available under its 2012 Equity Incentive Plan to 5,600,000 shares.  Additionally, the Company granted 100,000 five-year stock options to John Scheibelhoffer, Michael D'Anton, Paul Schneier, C. James Jensen and David Pasi, directors of the Company, replacing the stock options granted to these directors by Aspen University, Inc., the Company’s wholly-owned subsidiary, in May 2011.  One-third of the options are fully vested and the remaining will vest in two equal annual increments with the first vesting date being May 20, 2013, subject to continued service as of each applicable vesting date.  The options are exercisable at $0.35 per share.  Additionally, Sanford Rich, a director, was granted 100,000 five-year stock options exercisable at $0.35 per share.  The options will vest in equal annual increments over a three year period with the first vesting date being March 15, 2013, subject to continued service as of each applicable vesting date.  Additionally, effective September 28, 2012, the Company granted Michael Mathews, the Company’s Chief Executive Officer and Chairman of the Board, 2,900,000 five-year options exercisable at $0.35 per share, assuming the Company raises $3,500,000 in an offering of the Company’s securities (the “Private Placement”). If less than $3,500,000 is raised in the Private Placement, the number of options will be reduced pro-rata based on the actual amount of money raised in the Private Placement so that Mr. Mathews owns approximately 10% of the Company. As previously reported on a Form 8-K, the Company has raised $2,757,000 in the Private Placement. The options will vest in equal annual increments over four years, with the first vesting date being September 28, 2013, subject to continued employment as of each applicable vesting date.

Item 7.01   Regulation FD Disclosure.

On October 4, 2012, Michael Mathews, the Company’s Chief Executive Officer, gave a presentation at the LD Micro Conference.   The PowerPoint presentation displayed at the conference is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	LD Micro Conference PowerPoint Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: October 4, 2012	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer

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